EXHIBIT 10.18

                                ___________, 2002




Acacia Research Corporation
500 Newport Center Drive
Newport Beach, CA 92660

         Re:      Market Standoff Agreement
                  -------------------------

Dear Sir or Madam:

         The undersigned acknowledges that this letter is being executed in connection with the Agreement and Plan of Reorganization (the "MERGER AGREEMENT") dated March 20, 2002 by and among Acacia Research Corporation, a Delaware corporation ("ACACIA"), Combi Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Acacia ("ACQUISITION COMPANY"), and CombiMatrix Corporation, a Delaware corporation ("COMBIMATRIX"), pursuant to which CombiMatrix will merge with and into Acquisition Company (the "MERGER"), with Acquisition Company being the surviving corporation

         To induce Acacia to continue its efforts in connection with the Merger, the undersigned hereby agrees that it will not, during the period commencing on the date hereof and ending 180 days after the date of the closing of the Merger,
(1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Acacia Research--CombiMatrix Common Stock, par value $0.001 per share, ("ACACIA COMBIMATRIX STOCK") received in the Merger (including shares of Acacia CombiMatrix Stock obtained by the undersigned upon the exercise or conversion of securities exercisable or convertible into Acacia CombiMatrix Stock) or any securities convertible into or exercisable or exchangeable for Acacia CombiMatrix Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Acacia CombiMatrix Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Acacia CombiMatrix Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to:

         (1) transactions relating to shares of Acacia CombiMatrix Stock or other securities acquired in open market transactions after the completion of the Merger, or

         (2) the exercise or conversion of securities exercisable or convertible into Acacia CombiMatrix Stock, including the exercise of employee stock options.

         In addition, notwithstanding the foregoing, the following transfers shall not be restricted by this agreement: Any transfer by the undersigned of shares of Acacia CombiMatrix Stock or securities convertible into or exchangeable or exercisable for Acacia CombiMatrix Stock (a) by bona fide gift, or (b) either during the undersigned's lifetime or on death by will or intestacy to the undersigned's immediate family or to a trust, the beneficiaries of which are exclusively the undersigned and/or a member or members of the undersigned's immediately family; provided that (x) the donee or transferee agrees in writing, by signing the consent attached hereto as Exhibit a, to be bound by the foregoing in the same manner as it applies to the undersigned and (y) if the donor or transferor is a reporting person subject to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), any gifts or transfers made in accordance with this paragraph shall not require such person to, and such person shall not voluntarily, file a report of such transaction on Form 4 under the Exchange Act. "Immediate family" shall mean spouse, lineal descendants, father, mother, brother or sister of the transferor and father, mother, brother or sister of the transferor's spouse.

         It is understood that if for any reason the Merger Agreement (other than the provisions thereof that survive termination) shall terminate or be terminated prior to the exchange of the shares that are subject of the Merger, then this agreement will automatically terminate and be of no further force or effect.

                                          Very truly yours,


                                          --------------------------------------
                                          (SIGNATURE)


                                          --------------------------------------
                                          (NAME - PLEASE PRINT CLEARLY)


                                          --------------------------------------
                                          (ADDRESS)

                                          --------------------------------------

                                          --------------------------------------

                                    EXHIBIT A
                                    ---------


                               CONSENT TO BE BOUND
                          TO MARKET STANDOFF AGREEMENT

         I, ____________________, have read and understand the letter dated _______, 2002 signed by ____________________ and addressed to Acacia Research Corporation (the "MARKET STANDOFF AGREEMENT"). I hereby agree to be bound by the provisions of the Market Standoff Agreement as it relates to ____________________ shares of Acacia CombiMatrix Stock (as such term is defined therein) which were donated and/or transferred to me by
--------------------.




                                          --------------------------------------
                                          SIGNATURE


                                          --------------------------------------
                                          PRINT NAME


                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------
                                          ADDRESS













                                   EXHIBIT A
                                      -1-